September 17, 2004

NATIONAL ASSET MANAGEMENT CORE EQUITY FUND
Series of Advisors Series Trust
Supplement to
Prospectus Dated August 28, 2004

The investment advisor to the National Asset Management Core Equity Fund (the “Fund”) and the Board of Trustees of Advisors Series Trust have determined to terminate the Fund, effective at the close of business on October 30, 2004. You are welcome, however, to redeem your shares before that date. As a result of the decision to terminate the Fund, investors are no longer permitted to purchase Fund shares as of the date of this supplement.

If the Fund has not received your redemption request or other instruction by October 30, 2004, your shares will be redeemed on October 30, 2004, and you will receive from the Fund your proceeds, subject to any required withholding. These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you. Checks will be issued to all shareholders of record as of the close of business on October 30, 2004.

Please contact the Fund at 1-866-205-0527 if you have any questions.

Please retain this Supplement with your Prospectus for reference.